Exhibit 10.24

ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT (this “Agreement”) is entered into as of this 30th day of June, 2005, by and among BSQUARE Corporation, a Washington corporation (the “Buyer”) and Vibren Technologies Inc., a Delaware corporation (the “Seller”).  Buyer and Seller are sometimes collectively referred to herein as the “Parties.”

WHEREAS, Buyer desires to acquire from Seller, and Seller desires to sell to Buyer, certain of the assets of Seller on the terms and subject to the conditions set forth in this Agreement; and

Now, therefore, in consideration of the mutual agreements, representations, warranties and covenants set forth below, the Parties agree as follows:

1.                                       Definitions.  For purposes of this Agreement, the following terms shall have the meanings set forth in this Section 1:

“Accelent Assets” means all Intellectual Property included in the assets acquired by Seller from Accelent or developed by personnel formerly employed by Accelent, whether or not that Intellectual Property was ultimately productized into the other Acquired Assets (the “Accelent Assets”);

“Acquired Assets” means all right, title and interest in and to all of the assets of Seller identified on Schedule 1 to this Agreement.  Without limiting the foregoing, the Acquired Assets include (i) all of Seller’s tangible and intangible assets that are currently located in Seller’s Fairlawn, OH office, (ii) all personal computers and necessary personal equipment associated with any personnel located in Seller’s Massachusetts office who are to be hired by Buyer whether as employee or contractor, (iii) the Contracts, (iv) all software and other intangible products (including licensed products) and related documentation (including support and maintenance agreements) set forth on Schedule 1 to this Agreement, including the Owned Software, (v) all Intellectual Property related to the foregoing assets owned by or licensed to the Seller, (vi) the Accelent Assets and (vii) all of the Seller’s books, records, manuals, documents, correspondence, files (electronic or otherwise), accounting records, contract performance information, sales and marketing materials, reports and data, sales guides and literature, pricing information, catalogues, brochures, glossies, contract forms, demonstration scripts, kits and remote demonstration assets, advertising layouts and other advertising and campaign materials, conference documents, professional services documents and software assets, training materials and assets and the like, each as they relate to the Acquired Assets, but in each case excluding the “Excluded Assets” as defined in Section 2(b) hereof.

“Assumed Liabilities” means any liabilities of Seller under the Contracts.

“Assumption Agreement” has the meaning set forth in Section 8(b)

“Closing” has the meaning set forth in Section 8(a) below.

“Closing Date” has the meaning set forth in Section 8(a) below.

“Contracts” means the agreements identified under Schedule 3(i).

“Damages” has the meaning set forth in Section 10.

***Indicates a portion that has been omitted pursuant to a request for confidential treatment. Such portions have been filed separately with the Securities and Exchange Commission.

“Hired Employees” has the meaning set forth in Section 5(a).

“Intellectual Property” means (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, (b) all trademarks, service marks, trade dress, logos, trade names, domain names, URLs and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (c) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith, (d) all mask works and all applications, registrations, and renewals in connection therewith, (e) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), (f) all computer software (including all source code and object code, all data and related documentation), (g) all other proprietary rights, and (h) all copies and tangible embodiments thereof (in whatever form or medium).

“Liability” means any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for Taxes.

“Material Adverse Change” means any material adverse change to the Acquired Assets that has resulted in or is reasonably likely to result in a Material Adverse Effect.

“Material Adverse Effect” means any material adverse effect on the Acquired Assets, but shall not include any of the following, either alone or in combination:  (i) any effect or change occurring as a result of general economic or financial conditions; and (ii) failure of Seller’s results of operations to meet any internal or external predictions, projections, estimates or expectations, or to be consistent with historical results of operations.

“Material Consents” has the meaning set forth in Section 6(d).

“Owned Software” means all of the Seller’s software products identified as “Owned Software” on Schedule 1 hereto, including but not limited to all software programs and systems, source codes, object codes, macros, scripts, operating systems, information systems, databases, compilations, proprietary interfaces, routines, subroutines, modules, procedures, and functions contained therein, and including all associated product documentation, user and installation guides, specifications, manuals and materials related thereto, and all rights relating to the use thereof, together with all intellectual and industrial property rights therein and thereto.

“Patent Assignment” has the meaning set forth in Section 8(b).

“Person” means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

“Purchase Price” has the meaning set forth in Section 2(d).

“Required Consents” has the meaning set forth in Section 3(j).

“Schedules” means the Schedules attached to this Agreement.

“Security Interest” means any mortgage, pledge, lien, attachment, encumbrance, charge, or other security interest.

“Tax” means any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

“Termination Fee Date” means July 1, 2005.

“Trademark Assignment” has the meaning set forth in Section 8(b).

2.                                       Sale and Purchase.

(a)  Sale and Purchase of Acquired Assets.  On and subject to the terms and conditions of this Agreement and for the consideration specified in this Section 2, Buyer hereby purchases from Seller, and Seller hereby sells, transfers, conveys, and delivers to Buyer, the Acquired Assets.

(b)  Excluded Assets.  The Acquired Assets shall not include trademark or other rights to the name “Vibren” and the address www.vibren.com (the “Excluded Assets”); notwithstanding the foregoing, Seller consents and permits Buyer’s use of the Vibren name for a period of one (1) year from the Closing Date (i) as it has been fixed, embedded or otherwise marked by Seller on the Acquired Assets (including any software code contained within the Acquired Assets) by Seller and (ii) for purposes of notifying customers and potential customers that the Acquired Assets were formerly owned by, or a product of, Seller.

(c)  No Assumption of Liabilities.  Buyer shall neither assume nor become responsible for any of Seller’s Liabilities other than the Assumed Liabilities.

(d)  Purchase Price.  The Purchase Price for the Acquired Assets shall be U.S. $500,000 in cash.

3.                                       Representations and Warranties of Seller.  Seller represents and warrants to Buyer as of the date of this Agreement and as of the Closing Date, as follows:

(a)                                  Organization and Standing.  Seller is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and is qualified to conduct business in each jurisdiction in which the property owned, leased or operated by it requires it to be so qualified, except where the failure to so qualify would not have a material adverse effect.

(b)                                 Authority, Authorization and Enforceability.  Seller has the requisite corporate power and authority to own, lease and use the Acquired Assets as presently owned, leased and used by it.  Seller has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder, including, without limitation, the authority to transfer the Acquired Assets to Buyer.  All action by Seller necessary for the authorization, execution, deliver and performance of this Agreement has been taken.  This Agreement constitutes the valid and legally binding obligation of Seller, enforceable in accordance with its terms and conditions.

(c)                                  Noncontravention.  Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Seller is subject or (ii) except as set forth in Schedule 3(j) (other than the eight contracts between Seller and Texas Instruments identified therein, as to which this clause (ii) applies), conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or ,other than the eight contracts between Seller and Texas Instruments identified in Schedule 3(j), require any notice under, any agreement, contract, lease, license, instrument, or other arrangement to which Seller is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any Security Interest upon any of Seller’s assets).  Seller does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement except as set forth in Schedule 3(j) hereof.

(d)                                 Brokers’ Fees.  Seller has no Liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which Buyer could become liable or obligated.

(e)                                  Title to Assets.  Seller has good and marketable title to the Acquired Assets, free and clear of any Security Interest or restriction on transfer, and upon consummation of the transactions contemplated by this Agreement, Buyer shall enjoy good and marketable title to all of the Acquired Assets, free and clear of any Security Interest or restriction on transfer.

(f)                                    Litigation.  No action, suit, or proceeding is pending or, to the knowledge of Seller, threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (i) prevent consummation of any of the transactions contemplated by this Agreement, (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation or (iii) affect adversely the right of Buyer to own the Acquired Assets, and no such injunction, judgment, order, decree, ruling, or charge is in effect.

(g)                                 Intellectual Property.

(i)  Except as provided in sentence three of this subsection, Seller holds all right, title and interest in and to all Owned Software, trademarks and patents.  The Owned Software, trademarks and patents are free and clear of any Security Interest or other payment obligation.  The Owned Software does not contain any third party software or other Intellectual Property Rights owned by anyone other than Seller except for: (i) any rights obtained by Seller through any of the Contracts; (ii) WxWindows code used in the Schema product; (iii) WxPython code used in the Schema product; (iv) any rights obtained by Seller pursuant to “click-through” or “shrink-wrap” agreements or similar arrangements and (v) the Linux versions of the board support package for the IDP product.  In each case where a patent or patent application, trademark registration or trademark application, service mark registration or service mark application, or copyright registration or copyright application included in the Owned Software is held by assignment, the assignment has been duly recorded with the governmental authority from which the patent or registration issued or before which the application or application for registration is pending, except where the lack of such recordation is not material to Seller. The Owned Software does not contain any open source, public library, copyleft or community source code, including, without limitation, any libraries or code licensed under any GNU public license or any other license arrangement involving an obligation to make source code publicly available, and no such code or libraries were used in the development or modification of the Owned Software except for: (i) WxWindows code used in the Schema product; (ii) WxPython code used in the Schema product; (iii) any rights obtained by Seller pursuant to “click-through” or “shrink-wrap” agreements or similar arrangements and (iv) the Linux versions of the board support package for the IDP product..

(ii) Seller owns or has the right to use pursuant to license, sublicense, agreement, or permission all Intellectual Property necessary for the use of the Acquired Assets as presently used by Seller and as presently proposed to be used by Buyer.  Each such item of Intellectual Property owned or used by Seller immediately prior to the date of this Agreement included in the Acquired Assets will be owned or available for use by Buyer, subject to agreements of any third party, licensee or sublicensee of Seller contained in any of the Contracts with respect to such item of Intellectual Property, on identical terms and conditions immediately subsequent to the date of this Agreement.

(iii)  Regarding the Acquired Assets, to the knowledge of Seller, Seller has not interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of third parties, and Seller has never received any charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation or violation.

(h)  Sufficiency and Condition of the Acquired Assets.  The Acquired Assets are sold “as is”.  However, to the knowledge of Seller, the Acquired Assets are free from defects (patent and latent) other than, with respect to Acquired Assets that is software, bugs or other defects that do not significantly affect the performance of the software.  The Acquired Assets are suitable for the purposes for which they presently are used and presently are proposed to be used by Buyer.

(i)  Contracts.  Schedule 3(i) lists all of the contracts and agreements to be assigned by Seller and assumed by Buyer under this Agreement, including all license agreements or other agreements that provide Seller a right to use software owned by a third party (the “Contracts”).  Seller has made available to Buyer true and complete copies of all of the Contracts, including all amendments and modifications thereto.  Any amendments and modification to the Contracts are in writing.  Other than the Fairlawn, Ohio month-to-month office space lease and the Right Now Software Subscription Agreement, dated December 30, 2004, (i) none of the Contracts contain any obligation of Seller to make payments of any kind, whether to the counterparty or a third party, and whether such obligation is direct, contingent, potential or actual and (ii) Seller has not taken any action, or failed to take any action, that would trigger a payment obligation of Seller under any Contract. All of the Contracts are valid and binding and, to the knowledge of Seller, in full force and effect and legally enforceable in accordance with their terms upon the other parties thereto.  There is no breach or default by Seller under any of the Contracts, or, to the knowledge of Seller, by any other party thereto, except for such breaches and defaults which in the aggregate would not have a Material Adverse Effect.

(j)  Consents.  Except as described in Schedule 3(j) hereto (the “Required Consents”), no consent, notification, approval, permit or authorization of, or declaration to or filing with any governmental or regulatory authority, or any other third party is required to consummate this

Agreement and the transactions contemplated hereby, including, without limitation, to effect the assignment of any Contract.

(k) Disclosure.  To the knowledge of Seller, the representations and warranties contained in this Section 3 do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this Section 3 not misleading.

4.                                       Representations and Warranties of Buyer.  Buyer represents and warrants to Seller as of the date of this Agreement and as of Closing, as follows:

(a)                                  Organization and Standing.  Buyer is a corporation, duly organized and validly existing under the laws of the State of Washington and is qualified to conduct business in each jurisdiction in which the property owned, leased or operated by it requires it to be so qualified, except where the failure to so qualify would not have a material adverse effect.

(b)                                 Authority, Authorization and Enforceability. Buyer has the requisite power and authority to execute and deliver this Agreement and to perform and comply with all of the terms, covenants and conditions to be performed and complied with by Buyer hereunder.  All action by Buyer necessary for the authorization, execution, delivery and performance by Buyer of this Agreement has been taken.  This Agreement constitutes the valid and legally binding obligation of Buyer, enforceable in accordance with its terms and conditions.

5.                                       Covenants Of The Parties.  The parties covenant as follows:

(a)                                  Massachusetts Facility.  Seller agrees to make the space occupied by its employees in Massachusetts available to all employees of Seller that are hired by Buyer (the “Hired Employees”), whether as contractors or employees, free of charge for a period of sixty (60) days after the Closing.

(b)                                 Ordinary Course.  Except as contemplated by this Agreement or with the prior written consent of Buyer, between the date hereof and the Closing Date, Seller shall operate its business in the ordinary course in accordance with past practices.

(c)                                  Inspection Rights.  Seller shall allow Buyer and its authorized representatives reasonable access upon reasonable advance notice and at Buyer’s expense during normal business hours to the Acquired Assets and to all other properties, equipment, books, records, Contracts and documents relating to the Acquired Assets for the purpose of inspection, and furnish or cause to be furnished to Buyer or its authorized representatives all information prepared by Seller in the ordinary course of business and available with respect to the affairs and business of Seller as Buyer may reasonably request, it being understood that the rights of Buyer hereunder shall not be exercised in such a manner as to interfere with the operations of Seller’s business.

(d)                                 Confidentiality.  Each party shall keep secret and hold in confidence for a period of three years following the date hereof, any and all information relating to the other party that is proprietary to such other party, other than the following:  (a) information that has become generally available to the public other than as a result of a disclosure by such party; (b) information that becomes available to such party or an agent of such party on a nonconfidential basis from a third party having no obligation of confidentiality to a party to this Agreement; (c) information that is required to be disclosed by applicable law, judicial order; and (d) disclosures made by any party as shall be reasonably necessary in connection with obtaining the Required Consents.  In connection with disclosure of confidential information under (c) and (d) above, the disclosing party shall give the other party hereto timely prior notice of the anticipated disclosure and the parties shall cooperate in designing reasonable procedural and other safeguards to preserve, to the maximum extent possible, the confidentiality of such material.

(e)                                  Press Release.  Seller will not issue any press release or otherwise make any public statement with respect to this Agreement and the transactions contemplated hereby without the prior written consent of Buyer.  Buyer and Seller shall cooperate and mutually agree on a press release prior to the Closing Date.  The press release shall be available and prominently placed on the Seller’s front home page (www. vibren.com) for sixty (60) days following the Closing Date.

(f)                                    Consents.  Following the execution hereof, Seller shall use its best efforts to obtain all of the Required Consents, including, without limitation, the Material Consents (as defined below) as expeditiously as possible, it being understood by the parties that the Material Consents must be obtained prior to Closing and that all other Required Consents must be obtained by Seller before or after Closing as soon as reasonably possible.

(g)                                 Employees.  Buyer presently intends to make offers of employment to certain employees of Seller.  However, Buyer has no obligation to offer to employ or employ any of Seller’s employees and Seller shall be responsible for and shall cause to be discharged and satisfied in full all amounts owed to any employee, including, without limitation, wages, salaries, any employment, incentive, compensation or bonus agreements or other benefits or payments on account of termination.  If Buyer employs an employee of Seller, Buyer shall assume Seller’s obligation to pay any accrued but unpaid vacation days.

(h)                                 No-Shop. From and after the date of this Agreement until the earlier of the Closing or termination of this Agreement pursuant to its terms, Seller will not, and will instruct their respective officers, directors, employees, agents, representatives and affiliates not to, directly or indirectly (a) solicit or knowingly encourage submission of any acquisition proposals, bids or offers by any person, entity or group (other than Buyer) or (b) participate in any discussions or negotiations with any person, entity or group (other than Buyer) in connection with any acquisition proposal, bids or offers.  In the event that Seller breaches this “No-Shop” provision, Seller shall pay Buyer $50,000.

(i)  Allocation of Purchase Price.  The Purchase Price for the Acquired Assets shall be agreed upon by the parties within thirty (30) days of Closing.  The parties shall (a) each report the federal, state and local and other Tax consequences of the purchase and sale contemplated hereby (including the filing of all appropriate Internal Revenue Service forms) in a manner consistent with such allocation and (b) take no position in any tax return, proceeding, audit or otherwise which is inconsistent with such allocation.

(j)  *** Contract.  Included among the Contracts is a Development Agreement (as amended), dated May 31, 2002, by and between Seller and ***.  This Development Agreement provides for royalty payments to be made by *** based upon unit shipment volumes occurring during each calendar quarter during the term of the agreement.   Buyer agrees to pay to Seller fifty percent (50%) of the royalty payment it receives from *** related to ***’s unit shipments in the second calendar quarter of 2005 to be received by Buyer, as assignee of the Development Agreement, in the third calendar quarter of 2005.  Payment shall be made from Buyer to Seller within ten (10) days of receipt of payment from ***.  To the extent that Buyer is required to refund to *** any portion of such royalty payment, then Seller agrees that it will promptly return to Buyer upon request an amount equal to fifty percent (50%) of the amount refunded by Buyer to ***.  Buyer shall provide Seller with evidence of royalty payments received from *** and any adjustments thereto.  Any payment made by Buyer to Seller under this Section 5(j) shall be in addition to the Purchase Price.

(k)  Further Assurances and Post-Closing Undertakings.  From time to time after the Closing Date, at the Buyer’s request and without further consideration, the Seller shall execute, acknowledge and deliver such documents, instruments or assurances and take such other actions as the Buyer may reasonably request with respect to assigning, conveying and transferring to the Buyer any of the Acquired Assets, obtaining any Required Consents for the transfer of the Acquired Assets to the Buyer and further implementing the transactions contemplated hereby.

(l)  Mail, Email and Phone Forwarding.  For a period of sixty (60) days following the Closing Date, Seller will use commercially reasonable efforts to forward to Buyer within (i) one (1) week of receipt by Seller all postal mail related to the Acquired Assets or any Hired Employee and (ii) one (1) business day of receipt by Seller all electronic mail related to the Acquired Assets or any Hired Employee.  In addition, Seller shall configure its email server to forward automatically to Buyer all email that Seller receives at any “alias” email addresses that were designated by Seller exclusively for use in connection with the Acquired Assets.  Buyer shall provide to Seller in writing a mailing address and an electronic mail address to be used by Seller in forwarding mail and electronic mail.

(m)  Acquired Asset Delivery.  Seller shall deliver to Buyer all Acquired Assets within a reasonable period of time following the Closing Date, as determined by Buyer.  Buyer shall be responsible for the reasonable shipping costs associated with the delivery of the Acquired Assets.

(n)  Sales Assistance.  For a period of sixty (60) days following the Closing Date, the Seller agrees to make commercially reasonable efforts to forward to Buyer within five (5) business days of receipt by Seller any sales inquiries made to Seller, including inquires made through Seller’s website, that are related to the Acquired Assets.  Seller shall forward the foregoing inquires by having one of its employees or representatives redirect the inquiries to the following number: +1-888-820-4500.

(o)  Payments.  The Seller agrees that it will forward to Buyer within one (1) week of receipt by Seller any checks, cash or other form of payment belonging to Buyer as a result of the purchase of the Acquired Assets, including Contracts.  Seller shall forward such payments to the following address:  BSQUARE Corporation, Attention:  Accounts Receivable, 110 110th Avenue NE, Suite 200, Bellevue, WA  98004.

(p)  Patent and Trademark Expenses.  Buyer and Seller agree that all costs associated with the assignment of the patents and trademarks from Seller to Buyer, including attorneys fees and filing fees, shall be borne by Buyer.

(q)  Patent and Trademark Filings.  Without limiting Seller’s general obligations set forth in Section 5(k), Seller hereby covenants to cooperate and comply with Buyer’s reasonable requests to perfect the title in and right to the Acquired Assets as specified on Schedule 1 hereto.  Within thirty (30) days of Closing, Seller shall deliver to Buyer the following:  documents evidencing Seller’s full and unimpeded title in and right to exploit and enforce the patents and trademarks as specified on Schedule 1 attached hereto.  Such documents should include, but not be limited to, evidence of recordation of all patent and trademark assignments from Accelent to

Seller with the intellectual property offices in which registration of the patents and trademarks exists.

6.                                       Conditions Precedent To Obligations Of Buyer To Close.  The obligations of Buyer to consummate the transactions contemplated by this Agreement to occur at the Closing shall be subject to the satisfaction, on or before the Closing Date, of each and every one of the following conditions, all or any of which may be waived in writing, in whole or in part, by Buyer for purposes of consummating such transactions:

(a)  Representations and Warranties.  All representations and warranties of Seller contained in this Agreement shall be true and complete in all material respects at and as of the Closing Date as though such representations and warranties were made at and as of such time except to the extent changes are permitted or contemplated pursuant to this Agreement;

(b)  Covenants.  Seller shall have in all material respects performed and complied with all material covenants, agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date;

(c)  No Injunction.  No action, suit or other proceeding shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain, prohibit or obtain substantial damages in respect of, or which is related to, or arising out of, this Agreement or the consummation of the transactions contemplated hereby which if successful would have a Material Adverse Effect;

(d)  Consents.  Each of the Required Consents that are deemed by Buyer in its reasonable discretion to be material and as set forth on Schedule 6(d) hereto (the “Material Consents”) shall have been duly obtained and delivered to or waived by Buyer;

(e)  Deliveries.  Seller shall have made or stand willing and able to make all the deliveries to Buyer set forth in Section 8(b); and

(f)                                    Between the date of this Agreement and the Closing Date, there shall have been no Material Adverse Change in Seller’s business or the condition of the Acquired Assets, taken as a whole.

7.                                       Conditions Precedent to Obligations of Seller to Close.  The obligations of Seller to consummate the transactions contemplated by this Agreement to occur at the Closing shall be subject to the satisfaction, on or before the Closing Date, of each and every one of the following conditions, all or any of which may be waived in writing, in whole or in part, by Seller for purposes of consummating such transactions:

(a)  Representations and Warranties.  All representations and warranties of Buyer contained in this Agreement shall be true and complete in all material respects at and as of the Closing Date as though such representations and warranties were made at and as of such time except to the extent changes are permitted or contemplated pursuant to this Agreement;

(b)  Covenants.  Buyer shall have in all material respects performed and complied with all material covenants, agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date;

(c)  No Injunction.  No action, suit or other proceeding shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain, prohibit or obtain substantial damages in respect of, or which is related to, or arising out of, this Agreement or the consummation of the transactions contemplated hereby;

(d)  Deliveries.  Buyer shall have made or stand willing and able to make all the deliveries set forth in Section 8(c).

8.                                       The Closing.

(a)                                  Closing and Closing Date.  The closing (the “Closing”) shall take place on the second business day following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate the transactions contemplated hereby (other than conditions with respect to actions the respective Parties will take at the Closing itself) or such other date as the Buyer and the Seller may mutually determine (the “Closing Date”).  The parties shall endeavor to conduct the Closing via facsimile or overnight mail or at such place and time as the parties may agree.  Notwithstanding the foregoing, the parties agree that the Closing shall be deemed effective as of 12:01 a.m. on the Closing Date, and all references herein that relate to the date and time of the Closing shall refer to such effective date and time.

(b)                                 Seller’s Deliveries.  Prior to or on the Closing Date, Seller shall deliver to Buyer the following, in form and substance reasonably satisfactory to Buyer and its counsel:  (i)  A duly executed bill of sale, substantially in the form attached hereto as Exhibit A; (ii) a duly executed assumption of agreements (the “Assumption Agreement”) in the form attached hereto as Exhibit B, (iii) a duly executed patent and patent application assignment agreement (the “Patent Assignment”) in the form attached hereto as Exhibit C, (iv) a duly executed trademark assignment agreement (the “Trademark Assignment”)  in the form attached hereto as Exhibit D, (v) the Material Consents required by Section 6(d); (vi) a certificate, dated as of the Closing Date, executed by a duly authorized officer of Seller, certifying to his knowledge, without personal liability, that the conditions set forth in Sections 6(a) and 6(b) are satisfied; (vii) a certificate, dated as of the Closing Date, executed by the Secretary of Seller, without personal liability:  (a) certifying that the resolutions, as attached to such certificate, were duly adopted by the Board of Directors and stockholders of Seller, authorizing and approving the execution of this Agreement on behalf of Seller and the consummation of the transactions contemplated hereby and that such resolutions remain in full force and effect; and (b) certifying as to the incumbency of the person signing this Agreement on behalf of Seller; and (vii) such other documents reasonably requested by Buyer that are necessary to carry out the transactions contemplated by this Agreement.

(c)                                  Buyer’s Deliveries.  Prior to or on the Closing Date, Buyer shall deliver to Seller the following, in form and substance reasonably satisfactory to Seller and its counsel: (i) The Payment Amount, in accordance with Section 8(d); (ii) a duly executed Assumption Agreement; (iii) a duly executed Patent Assignment; (iv) a duly executed Trademark Assignment; (v) a certificate, dated as of the Closing Date, executed by the President or a Vice President of Buyer, certifying to his knowledge, without personal liability, that the conditions set forth in Sections 7(a) and 7(b) are satisfied; and (vi) a certificate, dated as of the Closing Date, executed by Buyer’s Secretary, without personal liability:  (a) certifying that the resolutions, as attached to such certificate, were duly adopted by Buyer’s Board of Directors, authorizing and approving the execution of this Agreement and the consummation of the transactions contemplated hereby and that such resolutions remain in full force and effect; and (b) certifying as to the incumbency of the person signing this Agreement on behalf of Buyer.

(d)                                 At the Closing, Buyer shall pay to Seller by wire transfer in lawful currency of the United States of America the Purchase Price to the following account designated by the Seller:

Bank Account Name	Control Account for Vibren Technologies
Account Number	***
Bank	Bank of America 75 State Street Boston, MA 02109
ABA Routing Number	***

9.                                       Termination

(a)                                  Binding Agreement.  This Agreement constitutes the binding and irrevocable agreement of the parties to consummate the transactions contemplated hereby, subject to and in accordance with the terms hereof, the consideration for which is (a) the covenants, representations, warranties and agreements set forth in this Agreement; and (b) the expenditures and obligations incurred and to be incurred by Buyer on the one hand, and by Seller, on the other hand, in respect of this Agreement.

(b)                                 Methods of Termination.  This Agreement may be terminated or abandoned only as follows: (i) by the mutual consent of Seller and Buyer; (ii) by Buyer, if any of the conditions set forth in Section 6 hereof to which the obligations of Buyer are subject have not been fulfilled or waived by July 15, 2005, and provided that the failure to fulfill such condition is not a result of a breach of warranty or nonfulfillment of any covenant or agreement by Buyer contained in this Agreement; and (iii) by Seller, if any of the conditions set forth in Section 7 hereof to which the obligations of Seller are subject have not been fulfilled or waived by July 15, 2005, and provided that the failure to fulfill such condition is not a result of a breach of warranty or nonfulfillment of any covenant or agreement by Seller contained in this Agreement.

(c)                                  Rights Upon Mutual Termination.  In the event of a termination of this Agreement pursuant to Section 9(b)(i) hereof, each party shall pay the costs and expenses incurred by it in connection with this Agreement, and no party (or any of its officers, directors, partners, employees, agents, representatives or stockholders) shall be liable to any other party for any cost, expense, damage or loss of anticipated profits hereunder.

(d)                                 Termination by Buyer.  In the event of a termination of this Agreement pursuant to Section 9(b)(ii) hereof, if Seller is in material breach of this Agreement, Buyer also shall have the right to seek all remedies available to it as provided hereunder or at law or equity, including the remedy of specific performance.  In the event of any action to enforce this Agreement, Seller hereby waives the defense that there is an adequate remedy at law.

(e)                                  Termination Fee.  In the event the Closing does not occur on or before the Termination Fee Date, then so long as (i) the conditions precedent set forth in Section 6 have either been satisfied or waived at least two business days prior to the Termination Fee Date and (ii) the representations and warranties of Seller are true an correct as of the Termination Fee Date, then Buyer shall pay Seller $50,000 in immediately available funds within three (3) business days of the Termination Fee Date.  In the event the Closing does not occur on or before the Termination Fee Date, then so long as (x) the conditions precedent set forth in Section 7 have either been satisfied or waived at least two business days prior to the Termination Fee Date and (ii) the representations and warranties of Buyer are true an correct as of the Termination Fee Date, then Seller shall pay Buyer $50,000 in immediately available funds within three (3) business days of the Termination Fee Date.  Notwithstanding the foregoing statements regarding timing of the payment of any termination fee, if a termination fee is owed under this Section 9(e) and the Closing occurs, then the termination fee may be either credited against or added to the Purchase Price, as the case may be.

10.                                 Indemnification.  From and after the date of this Agreement, and for a period of 12 months thereafter, Seller shall protect, defend, indemnify and hold harmless Buyer from and against any and all losses, costs, damages, Liabilities, fees (including without limitation attorneys’ fees) and expenses (collectively, the “Damages”), that Buyer incurs by reason of or in connection with any claim, demand, action or cause of action (i) relating to any liabilities or obligations of Seller not specifically assumed by Buyer hereunder, or (ii) resulting from misrepresentation, breach of, or default in connection with, any of the representations, warranties, covenants or agreements of Seller contained in this Agreement, including any schedule attached hereto.  The foregoing indemnification provisions are in addition to, and not in derogation of, any other statutory, equitable, contractual or common law remedy Buyer may have under this Agreement or otherwise.  The aggregate amount for which Seller may be liable under this Section 10 shall not exceed the Purchase Price.

11.                                 Miscellaneous.

(a)  Survival of Representations and Warranties.  All of the representations and warranties of the Parties contained in this Agreement shall survive for nine (9) months after the Closing.

(b)  No Third-Party Beneficiaries.  Except as expressly provided herein, this Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

(c)  Entire Agreement.  This Agreement (including the schedule referred to herein) constitutes the entire agreement between the Parties and supersedes any prior understandings, agreements, or representations by or between the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

(d)  Succession and Assignment.  This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns.  Neither Seller nor Buyer may assign this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party.

(e)  Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

(f)  Headings.  The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

(g)  Notices.  Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or forty-eight (48) hours after being deposited in the regular mail as certified or registered mail with postage prepaid, if such notice is addressed to the Party to be notified at such Party’s address or facsimile number as set forth below, or as subsequently modified by written notice:

if to Buyer, to:

BSQUARE Corporation

110 110th Avenue NE, Suite 200

Bellevue, WA  98004

Attention:  Chief Financial Officer

Fax No.:  (425) 519-5999

if to Seller, to:

Vibren Technologies Inc.

80 Central Street

Boxborough, MA  01719

Attention: Barry Kallander

Fax No.:  (978) 635-6030

(h)  Governing Law.  This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Washington, United States, without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction.

(i)  Amendments and Waivers.  No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Parties.  No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

(j)  Severability.  Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

(k)  Expenses.  Each of Buyer and Seller will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

(l)  Specific Performance.  Each of the Parties acknowledges and agrees that the other Party would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached.  Accordingly, each of the Parties agrees that the other Party shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions thereof, in addition to any other remedy to which it may be entitled, at law or in equity.

(m)  Advice of Legal Counsel.  Each Party acknowledges and represents that, in executing this Agreement, it has had the opportunity to seek advice as to its legal rights from legal counsel and that the person signing on its behalf has read and understood all of the terms and provisions of this Agreement.  The rule of construction that a written agreement is construed against the party preparing or drafting such agreement shall specifically not be applicable to the interpretation of this Agreement.

IN WITNESS HEREOF, the Parties hereto have executed this Agreement as of the date first above written.

BUYER:

By
(Signature)

(Print name)

SELLER:

By
(Signature)

(Print name)

[SIGNATURE PAGE TO ASSET PURCHASE AGREEMENT]

EXHIBIT A

BILL OF SALE AND ASSIGNMENT

Pursuant to the Asset Purchase Agreement dated June 30, 2005 (the “APA”) between Vibren Technologies, Inc., a Delaware corporation (“Seller”) and BSQUARE Corporation, a Washington corporation (“Buyer”), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller hereby irrevocably sells, assigns, transfers, conveys and delivers unto Buyer, each and all of the Acquired Assets and all of the right, title and interest of Seller therein (as such terms are defined in the APA); provided, however, as to any lease, contract, agreement, permit or other authorization included in the Acquired Assets which cannot be sold, transferred, assigned, conveyed or delivered effectively without the consent of a third party, which consent has not been obtained or waived prior to the date hereof, this instrument shall be of no force or effect until such requisite consent is obtained, whereupon this instrument shall become of full force and effect with respect thereto.  Capitalized terms not otherwise defined herein shall have the meanings set forth in the APA.

Buyer hereby accepts the sale, transfer, conveyance, assignment and delivery of the Acquired Assets.

Seller represents, warrants, covenants and agrees that it:  (a) has good and marketable title to the Acquired Assets, free and clear of any Security Interest; and (b) will warrant and defend the sale of the Acquired Assets against all and every Person or Persons whomsoever claiming against any or all of the same, subject to the terms and provisions of the APA.  The representations, warranties and covenants contained in this paragraph shall survive only for the applicable period provided in the APA.

Seller hereby covenants and agrees to and with Buyer, its successors and assigns, to do, execute, acknowledge and deliver, or to cause to be done, executed, acknowledged and delivered, to Buyer, its successors and assigns, all such further acts, assignments, transfers, conveyances, powers of attorney and assurances that may be reasonably requested by Buyer for the better selling, assigning, transferring, conveying, delivering, assuring and confirming, to Buyer, its successors or assigns, or for aiding and assisting in collecting or reducing to possession, any or all of the Acquired Assets.

Seller hereby constitutes and appoints Buyer the true and lawful attorney of Seller, with full power of substitution, in the name of Seller or Buyer, but on behalf of and for the benefit of Buyer:  (i) to demand, collect and receive from time to time any and all of the Acquired Assets sold, transferred, assigned and conveyed to Buyer or intended to be so, and to make endorsements and give receipts and releases for and in respect of the same and any part thereof; (ii) to institute, prosecute, compromise and settle any and all actions or proceedings that Buyer may deem proper in order to collect, assert or enforce any claim, right or title of any kind in or to the Acquired Assets; (iii) to defend or compromise any or all actions or proceedings in respect of any of the Acquired Assets; and (iv) to do all such acts and things in relation to the matters set forth in the preceding clauses (i) through (iii) as Buyer shall deem desirable.  Seller hereby acknowledges that the appointment hereby made and the powers hereby granted are coupled with an interest and are not and shall not be revocable by it in any manner or for any reason.  Buyer shall indemnify, protect, defend and hold harmless Seller and its officers, directors, employees, agents and affiliates from any and all Damages caused by or arising out of any breach of law by Buyer in its exercise of the aforesaid powers.

This Bill of Sale and Assignment shall be binding upon the successors and assigns of Seller and shall inure to the benefit of the successors and assigns of Buyer.  This Bill of Sale and Assignment may be executed in counterparts, each of which shall be considered an original but when taken together shall be deemed one and the same instrument.

This Bill of Sale and Assignment shall be governed by and construed in accordance with the laws of the State of Washington applicable to a contract executed and performed in such State without giving effect to the conflicts of laws principles thereof, except that if it is necessary in any other jurisdiction to have the law of such other jurisdiction govern this Bill of Sale and Assignment in order for this Bill of Sale and Assignment to be effective in any respect, then the laws of such other jurisdiction shall govern this Bill of Sale and Assignment to such extent.

IN WITNESS THEREOF, the parties have caused this Bill of Sale and Assignment to be executed and delivered this 30th day of June 2005.

VIBREN TECHNOLOGIES, INC.

By:
Name:
Title:

BSQUARE CORPORATION

By:
Name:
Title:

EXHIBIT B

ASSUMPTION AGREEMENT

THIS ASSUMPTION AGREEMENT is entered into this 30th day of June 2005 by and between Vibren Technologies, Inc., a Delaware corporation (“Seller”), and BSQUARE Corporation, a Washington corporation (“Buyer”).

WHEREAS, Buyer and Seller have entered into an Asset Purchase Agreement, dated as of June 30, 2005 (the “APA”; capitalized terms not defined herein shall have the meanings ascribed to them in the APA), pursuant to which Seller has agreed to sell, transfer, convey, assign and deliver to Buyer and Buyer has agreed to purchase from Seller the Acquired Assets, and Buyer has agreed to assume the Assumed Liabilities;

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer hereby undertakes and agrees, from and after the date hereof, subject to the limitations contained herein and in the APA, to assume, and to pay, perform and discharge when due, the Assumed Liabilities.

Other than as specifically stated above or in the APA, Buyer assumes no Liability of Seller by this Assumption Agreement, and it is expressly understood and agreed that all Liabilities not assumed hereby by Buyer shall remain the sole obligation of Seller, its successors and assigns.

No Person other than Seller, its successors and assigns shall have any rights under this Assumption Agreement or the provisions contained herein.

This Assumption Agreement may be executed in two counterparts, each of which will be deemed an original, but both of which together will constitute one and the same instrument.

This Assumption Agreement shall be governed by and construed in accordance with the laws of the State of Washington applicable to a contract executed and performed in such State without giving effect to the conflicts of laws principles thereof, except that if it is necessary in any other jurisdiction to have the law of such other jurisdiction govern this Assumption Agreement in order for this Assumption Agreement to be effective in any respect, then the laws of such other jurisdiction shall govern this Assumption Agreement to such extent.

IN WITNESS WHEREOF, the undersigned have caused their duly authorized officers to execute this Assumption Agreement on the day and year first above written.

VIBREN TECHNOLOGIES, INC.

By:
Name:
Title:

BSQUARE CORPORATION

By:
Name:
Title:

EXHIBIT C

PATENT ASSIGNMENT

ASSIGNMENT

In consideration of good and valuable consideration, the receipt of which is hereby acknowledged that the undersigned,

ASSIGNOR(S):                                  Vibren Technologies, Inc.

hereby sells, assigns, and transfers to

ASSIGNEE:                                                       BSQUARE Corporation

a corporation of Washington

and its successors, assigns, and legal representatives, the entire right, title, and interest for the United States and all foreign countries, in the patents and patent applications and to any and all improvements that are disclosed in the patents and/or patent applications entitled:

FIELD-CONFIGURABLE, ADAPTABLE AND PROGRAMMABLE INPUT/OUTPUT BUS INTERFACE AND METHOD

as issued on November 5, 2002 with United States Patent No. 6,477,611, listing inventor(s) Yung-Fu Chang;

DEVICE AND METHOD FOR NONINVASIVE USER REPLACEMENT OF AN INOPERABLE BOOT PROGRAM

as issued on March 18, 2003 with United States Patent No. 6,535,974, listing inventor(s) Yung-Fu Chang and Randal A. Leeson;

PARAMETERIZING SYSTEM AND METHOD

as issued on June 14, 2005 with United States Patent No. 6,907,420, listing inventor(s) Thomas Gensel, and as filed under the Patent Cooperation Treaty on 3 November 2003, with International Publication No. WO 2004/044680, listing inventor(s) Thomas Gensel; and

SYSTEM AND METHOD FOR SHARING REUSABLE CODE BASE

as filed on November 14, 2002, with United States Application No. 10/294,285, listing inventor(s) Thomas Gensel, and as filed under the Patent Cooperation Treaty on 16 May 2003, with International Publication No. WO 2004/044736, listing inventor(s) Thomas Gensel, and in and to said patent and all utility applications, divisional applications, continuation applications, continued prosecution applications, continuation-in-part applications, substitute applications, renewal applications, reissue applications, reexaminations, extensions, and all other patent applications that have been or shall be filed in the United States and all foreign countries on any of said improvements; and in and to all original patents, reissued patents, reexamination certificates, and extensions, that have been or shall be issued in the United States and all foreign countries on said improvements; and in and to all rights of priority resulting from the filing of said provisional application;

agree that said Assignee may apply for and receive a patent or patents for said improvements in its own name; and that, when requested, without charge to, but at the expense of, said Assignee, its successors, assigns, and legal representatives, to carry out in good faith the intent and purpose of this Assignment, the undersigned will execute all divisional applications, continuation applications, continued prosecution applications, continuation-in-part applications, substitute applications, renewal applications, reissue applications, reexaminations, extensions and all other patent applications on any and all said improvements; execute all rightful oaths, assignments, powers of attorney, and other papers; communicate to said Assignee, its successors, assigns, and representatives all facts known to the undersigned relating to said improvements and the history thereof; and generally assist said Assignee, its successors, assigns, or representatives in securing and maintaining proper patent protection for said improvements and for vesting title to said improvements, and all applications for patents and all patents on said improvements, in said Assignee, its successors, assigns, and legal representatives; and

covenant with said Assignee, its successors, assigns, and legal representatives that no assignment, grant, mortgage, license, or other agreement affecting the rights and property herein conveyed has been made to others by the undersigned, and that full right to convey the same as herein expressed is possessed by the undersigned.

Assignor: Please Sign and Date Below:

June 30, 2005
Date	Vibren Technologies, Inc.
Name:
Title:

EXHIBIT D

TRADEMARK ASSIGNMENT

WHEREAS, Vibren Technologies, Inc., a Delaware corporation, having its principal offices at 80 Central Street, Boxborough, MA 01719, (“Assignor”) has adopted, used, is using and is the owner of the following trademark now registered in the United States Patent and Trademark Office:

ACCELENT

Registration No.:  2,312,217

Date of Registration:  January 25, 2000

and WHEREAS, BSQUARE Corporation, a Washington corporation (“Assignee”), has succeeded to the business, assets and appurtenant goodwill of said Assignor.,

NOW, THEREFORE, in consideration of the sum of one dollar and other good and valuable consideration, the receipt of which is hereby acknowledged, Assignor hereby assigns to Assignee all right, title and interest in the United States in and to said trademark and said registration therefor, together with the goodwill of the business symbolized by said trademark and the registration thereof.

Signed at ____________________________, this 30th day of June, 2005.

VIBREN TECHNOLOGIES, INC.

By

Name

Title

State of))
) ss:
County of))

On this                       day of              , 20          , personally appeared                                , to me known and known to me to be                       of Vibren Technologies, Inc., the assignor above named, and acknowledged that he executed the foregoing Assignment on behalf of its successor and assignee BSQUARE Corporation and pursuant to authority duly received.

Notary Public

Schedules

Schedule 1

ACQUIRED ASSETS

Customer Lists

Customer lists related to Seller’s embedded business

Owned Software

SchemaBSP- A software development tool that revolutionizes embedded and consumer device BSP development by enabling developers to quickly create production-ready BSP’s for Windows CE and Mobile devices.

ATOMS- A software development suite that transforms the way developers create Windows CE custom user interface designs. Based on HTML, XML and Macromedia Flash technology, ATOMS allows developers to rapidly create and deploy compelling, rich content user interfaces for Windows CE devices without C++ programming.

DevkitIDP- A development platform based on Intel PXA255 with operating systems support for Windows CE, Pocket PC and Linux.

USB Windows CE .NET 4.2 Modem Driver:  The USB modem driver supports any USB modem that operates as an Abstract Control Model (ACM) modem. The driver does not support soft modems or controller-less modems. The driver could easily be ported to Windows CE 5.0 Customers include HP, Motorola and Johnson Controls.

Tangible Assets

Boxborough Asset List

Description	Qty

Hardware
Dell Dimension 4550 Desktops – 4	4
Dell Precision Workstation 360	1
Dell Precision 530 2 Processor	1
Pocket PC IPAQ 2215’s	2
Viewsonic V210’s	2
Philips PM 3585 Logic Analyzer	1
PMC-Sierra GDA RM5231A platforms	3
PMC-Sierra Xiao Hu RM5231A platform	1
PMC-Sierra Xiao Hu RM7035C platform	1
PMC-Sierra Start RM5231A platform	1

Rockhopper CMB-0500 reference platfom baseboard w/ (1) SPI power supply	1
NECEL DDB7701 CPU boards	3
NECEL Vr9721 CPU boards	2
NECEL DDB5500 CPU board	1
CEPCs	2
FlexROM 28pin ROM emulator	1
EMP30 ROM Burner	1
Dell Dimension 4550 Desktop 2.4GH - Personal PC	1
Leader DC Tracking power supply LPS 151	1
Tektronix 2465BDV Analog Oscilioscope (4 channels built in DMM)	1
Standard CEPC w/case, motherboard and 14” Monitor	1
PCI 500 Bus Analyzer (Silicon Control, Inc.)	1
USB Fax Modem (ViewSonic, HP)	2
Tektronix 2440 Oscilloscope	1
NEC Powermate with CATC Detective card (ISA) and probe	1
PPRSql2 - Compaq DL 360 - Vibren Asset #1048	1
619Y641 (Power Edge 2650) Vibren Asset #1069	1
H49Y641 (Power Edge 2650) Vibren Asset #1070	1
259Y641 (Power Edge 2650) Vibren Asset #1071	1
J49Y641 (Power Edge 2650) Vibren Asset #1072	1
Tektronix Oscilloscopes	3
APC Smart UPS 3000 - Asset #1041	1
Dell Precision Workstations 620’s	3
One ADIC Scalar 24 unit (SDLT)	1
Intel x86 830M4 development motherboards	3
Intel x86 815 development motherboards	2
Intel x86 MSN/Thomson 835-based set top box	1
NECEL Rockhopper CMB0300 baseboards	8
NECEL MIPS DDB7701 CPU Boards	2
NECEL MIPS DDB5500 CPU Boards	4
NECEL MIPS DDB4131 CPU Boards	6
NECEL MIPS DDB5431 CPU Boards	1
NECEL Tvia 5050 tunerless video adapter	1
HP Warbird platforms	5
Wyse Winterm	1
Microsoft Portable Media Center (MCX) platform	1
Transmeta x86 Crusoe development systems	3
AMD MIPS Alchemy Development System	1
CEPC’s	6

Hitachi SH4 SH7750 CPU board	2
Hitachi SH4 SH7751 CPU board	1
Hitachi SH4 SH7760 CPU board	1
Hitachi SH4 SH7729R CPU board	1
Hitachi SHx Tahoe I/O boards	4
Hitachi MS Harp Chassis	1
Polk NEC Express 5800 - Dual 833 MHZ 1 GB RAM (Perforce)	1

Akron Asset List

Description	Qty

Hardware
IDP Inventory Akron	20
IDP Inventory Teknetix	20
IDP Inventory Loaner to BSQUARE	1
Scope	1
Ohio Ameritech (Norstar) Phone System	1
USB Chief Protocol Analyer	1
Oscilloscope - 100 MHZ Megazoom	1
Infocus LP130 Digital Projector	2
Oscilloscope & Probe	1
Dell Dimension 4400, Pentium 4	5
Inspiron 4100, 14.1 SXGA+PIII	2
Inspiron 4100	1
Dell Dimension 4500, Series Intel Pentium	8
Toshiba S801-B Eitman’s laptop	1
Laptop - transfer from Taiwan	1
Stackabel Ethernet Switch – Taiwan	2
IBM Notebook 2655-GTI – Taiwan	2
Laptop - transfer from Taiwan	1
Carpet - 3480 West Market Street	1
Copier/PRT, XD15	1
Printer/IJ,DJ	1
HP 2100TN Printer	1
Kodak DC290 Camera	1
3Com SSII Switch 3300 24 10/10	1
HP Laserjet 4050N Printer	2
Tektronix Oscilloscope	2
HP Laserjet 2100SE Printer	1
HP Laserjet Printer 8150DN	1

Binocular ZoomMaster 65 on univ	1
Lexmark Color Laser Printer	1
Scope & Meter - Taiwan	1
BK PRECISION 4040A GENERATOR	1
BROTHER MFC SCANNER/FAX	1
BULVERDE DVK	1
BUVERDE DVK MAINSTONE II	1
CISCO AERONET ACCESS PT 340 SERIES	1
DELL 220	1
DELL 330	1
DELL 4000	5
DELL 4000 L/T	1
DELL 4000 L/T	1
DELL 4300	4
DELL DIMENSION L1000R	1
DELL DIMENSION L1000R	2
DELL DIMENSION L866R	1
DELL LAPTOP/DOCKING STATION 4000	1
DELL MMP	1
DELL POWER EDGE 1400SC	1
DELL POWER EDGE 4400 SERVER	1
DELL POWER EDGE 4400 SERVER	1
EMONSTER 1000B	8
EMONSTER 500	5
EMONSTER 600	7
ETHERNET SWITCH DLINK	1
GATEWAY 2000	1
GENERIC MPI (ASSEMBLED)	1
HARDWARE JTAG DEBUGGER (MAGIC)	1
HP DESKJET 970CSC	1
HP DESKJET 970CXI	1
HP DESKJET 995C	1
HP LAPTOP	1
HP LASERJET 4 HP	1
HP LASERJET PRINTER	1
HP SCANJET 5400C	1
IBM NETFINITY 5500 SERVER	1
IBM NETVISTA	1
IBM XSERIES 220	1
INTEL WIRELESS ACCESS POINTS	4
KVM SWITCH CYBEX AUTOVIEW 200	1
LEXMARK C750 PRINTER	1
MAINSTONE II BOARD	1

MERCURY UPS	1
MICROWAVE OVEN	1
MONITORS	43
OSCILLISCOPE TEKTRONIC TDS2200	1
OSCILLOSCOPE TEKTRONIC TDS 220	1
PDA’S (ESTIMATED #)	40
POWER SUPPLIES 1850D	5
POWER SUPPLY 1301A	1
POWER SUPPLY 1850D	10
POWER SUPPLY GPS1850	3
POWER SUPPLY GPS1851	1
QUANTUM DLT DRIVE	1
SEVERAL LAPTOP BAGS	1
SHOW BOOTH	1
SONY LAPTOP	1
TEKRONICS TDS OSCILLISCOPE	1
TEKTRONIX TDS 2200	1
TOSHIBA SATELLITE L/T 2805-S402	1
UPS	1
UPS ABACUS UPS	2
UPS APC700	1
UPS TRIPP LITE	1
VEKTR NDT (PC OR SERVER)	1
VEKTRON NPT	3
XPILOT WEBTABLET MA100-XXX	1

Software
MS Project 2000	1
MS SQL Server 2000	1
Adobe Illustrator	1
Adobe Reader	10
Visio Professional	1
Install Shield Developer	1
EC Software Help/Manual	2
CodeWright Editor	4
MS Platform Builder	5
MS Platform Builder	site license
MS Visual Studio .NET	1
StarTeam StarBase	site license
Orcad Capture/Layout Plus	1
Mentor Graphics Expedition Design Capture	6
Mentor Graphics Expedition Pinnacle	1

Mentor Graphics Expedition Pinnacle (adv. interconnect)	1
TI OMAP Code Composer Studio	1
GVim Editor (Linux/Windows)	1
CVS (Linux server)	5
Eclipse (Windows client)	5
WinZip	1
MS Exchange Server	1

Trademarks

ACCELENT	2,312,317 Reg #	1/25/2000	Trademark Service Mark

Patents

Patent Name	Patent No.	Issue/ Registration Date	Type

CAP I/O Bus- Field-configurable, adaptable and programmable input/output bus interface and method	Patent #6,477,611	11/5/2002	Utility

Bootloader (Genesis System)- Device and method for noninvasive, user replacement of an inoperable boot program	Patent #6,535,974	3/18/2003	Utility

Parameterizing System and Method	Patent #6,907,420	6/142005	Utility

Patent Application Name	Serial No.	File Date	Type

Parameterizing System and Method	Publication #: WO 2004/044680	11/3/2003	PCT
System and Method for Sharing Reusable Code Base	Application # 10/294,285	11/14/2002	Utility
System and Method for Sharing Reusable Code Base	Publication #: WO 2004/044736	5/16/2003	PCT

Schedule 3(i)

Contracts

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***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

Microsoft	***	***
***	***	***
Microsoft	***	***
Microsoft	***	***
Microsoft	***	***
Microsoft	***	***
Microsoft	***	***
Texas Instruments	***	***
Texas Instruments	***	***
Texas Instruments	***	***
Texas Instruments	***	***
Texas Instruments	***	***
Texas Instruments	***	***
Microsoft	***	***
Microsoft	***	***
Texas Instruments	***	***
Texas Instruments	***	***
Intel	***	***
***	***	***
Intel Corp	***	***
Intel Corp	***	***

Intel - ***	***	***
Intel - ***	***	***
Intel - ***	***	***
Intel Corp	***	***
Intel Corp	***	***
***	***	***

***
***

Schedule 3(j)

Required Consents

Company	Agreement	Date
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

Schedule 6(d)

Material Consents

Company	Agreement	Date
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***